UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

(Name of Registrant as Specified In Its Charter)

_____________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

2024	Notice of Annual Meeting of Stockholders

Friday, June 14, 2024 9:00 a.m. EDT	ISSUER DIRECT CORPORATION One Glenwood Drive, Suite 1001 Raleigh, NC 27603 OR VIRTUALLY https://agm.issuerdirect.com/isdr

Issuer Direct Corporation

One Glenwood Ave, Suite 1001

Raleigh NC 27603

919.481.4000

Notice of Annual Meeting of Stockholders

To Be Held on June 14, 2024

To Our Stockholders:

We are pleased to invite you to attend our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 14, 2024 at 9:00 a.m. EDT at the Company’s headquarters located at One Glenwood Avenue, Suite 1001, Raleigh, NC 27603. You may also attend the meeting virtually in accordance with the instructions set forth in the attached Proxy Statement.

The purpose of the Annual Meeting is as follows:

1.	To elect four (4) directors nominated by our Board of Directors as set forth in this proxy statement;
2.	An advisory vote on the compensation of our named executive officers set forth in this proxy statement;
3.	An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;
4.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2024; and
5.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 29, 2024, which is the record date set by the Board of Directors (the “Board”).

The attached Proxy Statement describes the matters proposed by your Board to be considered and voted upon by our stockholders at our Annual Meeting. These items are more fully described in the following pages, which are hereby made part of this Notice.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 14, 2024. Our Proxy Statement is attached. Financial and other information concerning the Company is contained in our Annual Report on Form 10-K for the year ended December 31, 2023. Under rules issued by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a Proxy Card, and by notifying you of the availability of our proxy materials on the Internet. The Proxy Statement and our Annual Report on Form 10-K are available on https://agm.issuerdirect.com/isdr.

To participate in our annual meeting, including casting your vote during the meeting, you may attend in person or access the meeting website at https://agm.issuerdirect.com/isdr and entering in your stockholder information provided on your ballot or proxy information previously mailed to you. If you attend the meeting in person or virtually, you may revoke your proxy prior to its exercise and vote virtually at the meeting. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Company.

Your vote is important. If you are unable to attend the Annual Meeting virtually and wish to have your shares voted, please vote as soon as possible, whether online, by telephone, by fax or by returning a proxy card sent to you in response to your request for printed proxy materials.

By Order of the Board of Directors,

/s/ Michael Nowlan
Michael Nowlan
Chairperson of the Board of Directors

Raleigh, North Carolina

April 29, 2024

YOUR VOTE IS IMPORTANT IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR VOTE OVER THE INTERNET FOLLOWING THE INSTRUCTIONS ON THE PROXY AS SOON AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD OR VOTE OVER THE INTERNET MAY NEVERTHELESS ATTEND THE MEETING VIRTUALLY, REVOKE THEIR PROXY AND VOTE THEIR SHARES VIRTUALLY.

Proxy Summary

2024 ANNUAL MEETING OF STOCKHOLDERS

WHEN Wednesday, June 14, 2024 at 9 a.m. EDT	ITEMS OF BUSINESS
	1.	To elect four (4) directors nominated by our Board of Directors as set forth in this proxy statement;
	2.	An advisory vote on the compensation of our named executive officers as disclosed in the proxy statement accompanying this notice.
	3.	An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.
WHERE One Glenwood Drive, Suite 1001	4.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2024; and
Raleigh, NC 27603 or virtually at https://agm.issuerdirect.com/isdr	5.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

RECORD DATE Close of business on April 29, 2024

PROXY VOTING

Stockholders of record on the record date are entitled to vote by proxy in the following ways:

By calling 866.752.VOTE (8683), toll free, in the United States or Canada	By voting online at https://agm.issuerdirect.com/isdr	By returning a properly completed, signed and dated proxy card

By completing the reverse side of the proxy card and faxing it to 202.521.3464

1

ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS

Proposal	Voting Recommendation	Page Reference
1 Election of four (4) directors	✓ FOR each nominee	6
2 An advisory vote on the compensation of our named executive officers as disclosed in the proxy statement accompanying this notice.	✓ FOR	20
3. An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	✓ VOTE "Every Three Years"	21
4 Ratification of the appointment of Cherry Bekaert LLP as our independent auditors	✓ FOR	22

DIRECTOR NOMINEES

Name	Age	Director Since	Occupation	Independent Director	Standing Committee Membership

Michael Nowlan	65	2017	Executive Consultant to private companies; retired Chief Executive Officer of Primus Telecommunications Canada Inc. and Marketwire, Inc.	✓	AC
Marti Beller Lazear	56	2021	President, Kobie Marketing, Inc.	✓	CC*
Graeme P. Rein	44	2021	Managing Member and Chief Investment Officer of Yorkmont Capital Management, LLC	✓	AC*
Brian R. Balbirnie	52	2006	Founder and Chief Executive Officer of Issuer Direct Corporation	-	-

AC = Audit Committee

CC = Compensation Committee

* = Committee Chair

2

PROXY STATEMENT

Questions and Answers

► WHY AM I RECEIVING THESE PROXY MATERIALS?

You are receiving these proxy materials because you owned shares of common stock of our company, Issuer Direct Corporation (the “Company”), at the close of business on April 18, 2024, and, therefore, are eligible to vote at the Company’s Annual Meeting of Stockholders to be held virtually on Friday, June 14, 2024, at 9:00 a.m. EDT (the “Annual Meeting”). Our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting.

► ON WHAT MATTERS WILL I BE VOTING?

Stockholders of record at the close of business on April 29, 2024 will be entitled to vote on the following proposals:

1.	To elect four (4) directors nominated by our Board of Directors as set forth in the proxy statement;
2.	An advisory vote on the compensation of our named executive officers as disclosed in the proxy statement accompanying this notice.
3.	An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.
4.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2024; and
5.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Board does not know of any matters to be presented at our Annual Meeting other than those described in this Proxy Statement. However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

►HOW CAN I PARTICIPATE IN THE ANNUAL MEETING?

You can attend the annual meeting either in person at our headquarters located at One Glenwood, Suite 1001, Raleigh, NC 27603 or by accessing the meeting via the URL at https://agm.issuerdirect.com/isdr and entering in your stockholder information provided on your ballot or proxy information previously mailed to you.

For directions to our headquarters, please visit our proxy website at https://agm.issuerdirect.com/isdr.

Online access will be available prior to the meeting for you to obtain your information and to vote your shares should you not have done so previously. If you elect to attend the meeting virtually, we encourage you to access the meeting webcast prior to the start time.

►HOW CAN I ASK QUESTIONS DURING THE ANNUAL MEETING?

You can submit questions in writing to the virtual meeting website during the annual meeting in the Q&A tab on the virtual platform. You must first join the meeting as described above in “How can I participate in the annual meeting?” No questions will be taken in any other manner the day of the meeting.

► WHO IS SOLICITING MY PROXY?

Our Board is soliciting your proxy to vote at our Annual Meeting. By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at our Annual Meeting as you have instructed.

► HOW MANY VOTES MAY I CAST?

Each holder of common stock is entitled to one vote, virtually or by proxy, for each share of our common stock held of record on the record date.

► HOW MANY VOTES CAN BE CAST BY ALL STOCKHOLDERS?

Our common stock is the only class of security entitled to vote at our Annual Meeting. As of the record date, we had 3,817,379 shares of common stock outstanding, each of which is entitled to one vote.

► HOW MANY SHARES MUSTS BE PRESENT TO HOLD THE MEETING?

Our bylaws provide that thirty-three and one-third (33.3%) of the total number of shares of common stock outstanding constitutes a quorum and must be virtually present or have voted prior to the Annual Meeting to conduct a meeting of our stockholders.

► WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with our transfer agent, Direct Transfer LLC, you are considered, with respect to those shares, the “stockholder of record.” Proxy Materials have been directly sent to you by us.

3

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” Proxy Materials have been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following their instructions which are included with this proxy, if applicable.

► CAN MY SHARES BE VOTED IF I DO NOT RETURN THE PROXY CARD AND DO NOT ATTEND THE MEETING IN PERSON?

If you hold shares in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote (a “broker non-vote”). Brokers generally have discretionary authority to vote shares held in street name on “routine” matters but not on “non-routine” matters. Proposals to ratify the appointment of the independent auditor are generally considered “routine” matters. Proposals to elect directors and advisory votes on executive compensation are “non-routine” matters.

If you do not vote the shares held in your name, your shares will not be voted. However, the Company may vote your shares if you have returned a blank or incomplete proxy card.

► HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

Our Board recommends that you vote FOR each of the director nominees set forth in this proxy statement, FOR the advisory vote on executive compensation disclosed in this proxy statement, “THREE YEARS” for an advisory vote on frequency of future advisory votes on executive compensation and FOR the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

► HOW DO I VOTE?

You may vote using any of the following methods:

Virtually at the Annual Meeting:

You may vote at the Annual Meeting either by virtually attending the meeting yourself or authorizing a representative to virtually attend the meeting on your behalf by providing them your virtual Annual Meeting code. If you are a street holder of shares, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Other ways to vote:

You may also vote by telephone or online as instructed in our proxy, or by returning a proxy card or voting instruction form sent to you in response to your request for printed proxy materials.

MAIL: Please mark, sign, date, and return this proxy card promptly using the enclosed envelope.

FAX: Complete the reverse portion of this proxy card and fax to (202) 521-3464.

INTERNET: https://agm.issuerdirect.com/isdr

PHONE: 866.752.VOTE (8683)

4

► ONCE I DELIVER MY PROXY, CAN I REVOKE OR CHANGE MY VOTE?

Yes. You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering a new revised proxy no later than the end of the day prior to the Annual Meeting, or by voting virtually at the meeting.

► WHO PAYS FOR SOLICITING PROXIES?

We are paying for all costs of soliciting proxies. Our directors, officers, and employees may request the return of proxies by mail, telephone, internet, telefax, telegram, or personal interview. We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies. We will reimburse them for their expenses.

► COULD OTHER MATTERS BE CONSIDERED AND VOTED UPON AT THE MEETING?

Our Board does not expect to bring any other matter before the Annual Meeting and is not aware of any other matter that may be considered at the meeting. However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

► WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

► HOW CAN I CONTACT ISSUER DIRECT TO REQUEST MATERIALS

By mail addressed to: Issuer Direct Corporation, One Glenwood Ave, Suite 1001, Raleigh NC 27603 Attn: Chairperson of the Board. By phone, call 919.481.4000 or 866.752.VOTE (8683), by fax, 202.521.3464, or by email at proxy@iproxydirect.com.

Delivery of Documents to Security Holders Sharing an Address

We will only deliver one set of materials to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of these materials and future stockholder communication documents to any stockholder at a shared address to which a single copy of these materials was delivered, or deliver a single copy of these materials and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above. Stockholders may also address future requests regarding delivery of proxy materials and/or annual reports by contacting us at the address noted above.

5

Proposal 1–Election of Directors

ELECTION OF THE FOUR DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

NOMINEES FOR DIRECTOR

At our Annual Meeting, stockholders will elect four directors, each to serve a term of one year or until his or her successor is elected and qualified. Our Board is currently comprised of each of these four directors. Our Board is not divided into classes of directors, meaning all of our directors are voted on every year at our Annual Meeting of Stockholders.

Our Board is currently comprised of four of the director nominees.  Mr. J. Patrick Galleher, who is currently a member of the Board and member of the Compensation Committee, will not stand for re-election at the Annual Meeting. Mr. Galleher has served as a member of our Board for ten years. Pursuant to our Bylaws, members of our Board are limited to ten year terms with certain limited exceptions. The Board wishes to thank Mr. Galleher for his invaluable and committed service to Issuer Direct.  The Board will not be replacing Mr. Galleher at this time.

Unless otherwise instructed on the proxy card, each of the persons named as proxies on the proxy card intends to vote the shares represented thereby in favor of the four nominees listed under “Certain Information Concerning Director Nominees” below.

All nominees have consented to being named in this Proxy Statement and to serve if elected. If, however, any nominee should become unable or unwilling to serve, the persons named as proxies on the proxy card will vote the shares represented by the proxy for another person duly nominated by our Board.

CERTAIN INFORMATION CONCERNING DIRECTOR NOMINEES

Certain information concerning the nominees for election as directors is set forth below. This information was furnished to us by the nominees. No family relationship exists between any of our directors or executive officers.

The names of the nominees and certain information about them as of April 29, 2024 are set forth below:

Nominee	Age	Position	Director Since
Michael Nowlan	65	Director, Chairperson of Board and member of the Audit Committee	2017
Marti Beller Lazear	56	Director, Chairperson of the Compensation Committee	2021
Graeme P. Rein	44	Director, Member of the Audit Committee	2021
Brian R. Balbirnie	52	Director, President and Chief Executive Officer	2006

Michael Nowlan
Age 65 Director Since 2017 ● Chairperson of the Board ● Member of the Audit Committee

Professional Background and Qualifications Mr. Nowlan joined the Board of Issuer Direct Corporation on September 28, 2017. Mr. Nowlan is currently retired but occasionally provides executive consulting services to private companies. Mr. Nowlan was Chief Executive Officer of Primus Telecommunications Canada Inc. (and its related US operating companies Primus Telecommunications Inc. and Lingo Inc.) from late 2013 to 2016. Primus was a private company whose principal business was re-selling of residential and commercial telecommunications services within Canada and the United States. Mr. Nowlan supervised the sale of the Primus assets after it filed for CCAA creditor protection in Canada and related recognition under Chapter 15 of the US Bankruptcy Code in January 2016 as a result of liquidity challenges due to competitive margin pressures and over-leverage. Mr. Nowlan led Marketwired, a leading newswire service, from 2001 to 2013 as President and Chief Executive Officer. Under his leadership, Marketwired executed several successful strategic acquisitions. He transitioned the business to a SaaS business model and set the strategy for the company to embrace the emerging technology trends in the communication industry. Prior to joining Marketwired in 1999 as its Chief Financial Officer, Mr. Nowlan had wide financial management experience including starting his career in 1982 at PricewaterhouseCoopers where he remained until 1988. Mr. Nowlan is a member of the Institute of Corporate Directors with the ICD.D Certification and a CPA-CA since 1984. Mr. Nowlan has a Bachelor of Commerce degree from Queen’s University. Mr. Nowlan brings to the Board more than 35 years of business-related experience, with expertise in communication businesses, accounting and auditing, which makes him a well-qualified candidate to be a director of the Company.

6

Marti Beller Lazear
Age 56 Director Since 2021 ● Member of the Compensation Committee

Professional Background and Qualifications Ms. Beller is an international loyalty & digital marketing executive with twenty-five years of experience helping Fortune 500 companies grow enterprise value by driving customer engagement and brand loyalty. Since January 2019, she has been President of Kobie Marketing, Inc., an industry leader in customer loyalty strategy, platform development and management, and analytics, serving companies across the travel, retail and financial services vertical markets. From June 2015 to April 2018, Ms. Beller was Group Head of Loyalty Products & Platforms at Mastercard Worldwide. At Mastercard, she was accountable for leading five globally distributed product lines with varying go-to-market strategies based on regional market dynamics. She also managed the integration of two significant acquisitions while at Mastercard. In January 2011, Ms. Beller founded, PlanG, a technology startup designed to drive customer loyalty by rewarding customers with philanthropic donations to charities in the United States. She served as the company’s CEO until it was sold in July 2015. From 1994 to 2010, Ms. Beller worked for cxLoyalty, a company which focuses on delivering travel and loyalty services where she served in a number of capacities of increasing responsibility, including President for ten years prior to her departure. Ms. Beller has a B.S. from Virginia Tech. Ms. Beller brings to the Board more than 30 years of business-related experience, with expertise in marketing, business operations and sales, which makes her a well-qualified candidate to be a director of the Company.

Graeme P. Rein
Age 44 Director Since 2021 ● Chairperson of the Audit Committee

Professional Background and Qualifications Mr. Rein is the Managing Member and Chief Investment Officer of Yorkmont Capital Management, LLC, an Austin, Texas based registered investment advisor which he founded in 2012. Prior to Yorkmont Capital, Mr. Rein worked as a research analyst at Bares Capital Management, Inc. from 2006 to 2012 and as an audit professional at Deloitte & Touche, LLP from 2004 to 2006. Mr. Rein graduated from Princeton University with a Bachelor of Arts in Economics and from the McCombs School of Business at the University of Texas with a Masters in Professional Accounting. He holds the Chartered Financial Analyst (CFA) designation and is also a Certified Public Accountant (CPA) in the state of Texas. Mr. Rein has served as a member of the Board of Directors of Where Food Comes From, Inc. (NASDAQ: WFCF) since May 2016. Mr. Rein brings to the Board more than 16 years of business-related experience, with expertise in finance, accounting, and investments, which makes him a well-qualified candidate to be a director of the Company.

7

Brian R. Balbirnie
Age 52 Director Since 2006 ● President and Chief Executive Officer

Professional Background and Qualifications Mr. Balbirnie is a member of the Board and our President and Chief Executive Officer. Mr. Balbirnie established Issuer Direct in 2006 with a vision of creating a technology driven back-office compliance platform that would reduce costs as well as increase the efficiencies of the most complex tasks, today the company calls it Platform id. Mr. Balbirnie is responsible for the strategic leadership of the company and oversees day-to-day operations. Under Mr. Balbirnie’s direction, the Company has grown and in 2020 worked with over 6,000 customers. Mr. Balbirnie is an entrepreneur with more than 20 years of experience in emerging industries. Prior to Issuer Direct, Mr. Balbirnie was the founder and managing partner of Catapult Company, a compliance and consulting practice focused on the Sarbanes Oxley Act. During 2002 and 2003, Mr. Balbirnie also served as the Vice President and Chief Financial Officer of Mobile Reach International, Inc., a publicly traded company, and as the President and Chief Technology Officer of IVUE Corporation, a private company. Prior to and with Catapult, Mr. Balbirnie also advised several companies on their public market strategies, merger & acquisitions as well as their financial reporting requirements. Mr. Balbirnie brings to the Board over 15 years of business, finance, marketing and leadership experience in the communications and compliance industries, which makes him a well-qualified candidate to be a director of the Company.

BOARD AND COMMITTEE MEMBERSHIP

The table below provides committee membership of each Board member as of April 29, 2024.

Board Member	Audit Committee	Compensation Committee
Independent Directors
Michael Nowlan	X
Graeme P. Rein	C
J. Patrick Galleher		X
Marti Beller Lazear		C
Internal Director
Brian R Balbirnie

C= Committee Chairperson X = Committee Member

VOTE REQUIRED

The “FOR” vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting is required to elect each member of the Board of Directors.

The Board of Directors recommends a vote "FOR" the election of four (4) directors, until the next Annual Meeting or until their successors are duly elected and qualified

8

Corporate Governance

Our Directors will serve until our next Annual Meeting of stockholders or until their resignation or removal.

Our directors are elected at the Annual Meeting of stockholders, with vacancies filled by the Board, and serve until their successors are elected and qualified, or their earlier resignation or removal. Officers are appointed by the Board and serve at the discretion of the Board or until their earlier resignation or removal. Under the General Corporation Law of the State of Delaware, any action which is required to or may be taken at any annual or special meeting of stockholders may also be taken without a meeting or prior notice by written consent of the holders of the outstanding stock that would be necessary to authorize or take such action at a meeting.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the General Corporation Law of the State of Delaware provides, in general, that a corporation incorporated under the laws of the State of Delaware, as we are, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. In the case of a derivative action, a Delaware corporation may indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or any other court in which such action was brought determines such person is fairly and reasonably entitled to indemnity for such expenses.

Our certificate of incorporation and bylaws provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the General Corporation Law of the State of Delaware, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. Any repeal or modification of these provisions approved by our stockholders will be prospective only and will not adversely affect any limitation on the liability of any of our directors or officers existing as of the time of such repeal or modification.

We are also permitted to apply for insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the General Corporation Law of the State of Delaware would permit indemnification.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

We have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers.

CODE OF ETHICS

We have adopted a code of ethics that applies to our officers, directors and employees, including our principal executive officer and principal accounting officer, which is posted on our website at www.issuerdirect.com.

DIRECTOR INDEPENDENCE

The Board has determined that Ms. Beller and Messrs. Galleher, Nowlan and Rein, our current Board members satisfy the requirements for independence set out in Section 303A.02 of the NYSE American rules and Section 10A(m) of the Exchange Act (the “Exchange Act”) (collectively, the “Independence Rules”). None of the directors described in the preceding sentences has a material relationship with us (other than being a director and/or as a stockholder). In making its independence determinations, the Board sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the NYSE American rule referenced above.

9

BOARD COMMITTEES

Our Board has established an Audit Committee and a Compensation Committee, each of which has the composition and responsibilities described below.

Audit Committee
Members: ● Graeme P. Rein (Chairperson) ● Michael Nowlan Meetings in 2023: 4

Our Audit Committee was implemented on October 23, 2013 and is currently comprised of Messrs. Nowlan and Rein, each of whom our Board has determined to be financially literate and qualify as an independent director under the Independence Rules. Mr. Rein is the Chairperson of our Audit Committee.

Each of Messrs. Nowlan and Rein qualify as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K.

Responsibilities

The Audit Committee’s duties are to recommend to our Board the engagement of independent auditors to audit our financial statements and to review our accounting and reporting principles. The Audit Committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the independent public accountants, including their recommendations to improve the system of accounting and internal controls. During the year ended December 31, 2023, our Audit Committee held four meetings.

Compensation Committee
Members: ● Marti Beller Lazear (Chairperson) ● J. Patrick Galleher Meetings in 2023: 5

Our Compensation Committee was implemented on October 23, 2013 and is currently comprised of Ms. Beller and Mr. Galleher, each of whom our Board has determined to qualify as an independent director under the Independence Rules. Ms. Lazear is the Chairperson of our Compensation Committee.  The Board intends to replace Mr. Galleher’s role on the Compensation Committee with Mr. Rein.

Responsibilities

The Compensation Committee reviews and approves our salary and benefits policies, including compensation of executive officers and directors. The Compensation Committee also administers our stock compensation plans and recommends and approves grants of stock compensation under such plans. During the year ended December 31, 2023, our Compensation Committee held five meetings.

MEETINGS AND ATTENDANCE

During the year ended December 31, 2023, the Board held six meetings and the respective committees held nine total meetings, and each director attended all of (i) Board meetings held during the period for which he or she was a director and (ii) committee meetings held during the period for which he or she was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our Board are encouraged to attend.

10

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

A stockholder who wishes to communicate with our Board, any committee of our Board, the non-management directors or any particular director, may do so by writing to such director or directors in care of the Corporate Secretary, c/o Issuer Direct Corporation, One Glenwood Avenue, Suite 1001, Raleigh, NC 27603. Our secretary will forward such communication to the full Board, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unrelated to the duties and responsibilities of our Board (such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements) or is unduly hostile, threatening, illegal, or harassing, in which case our secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

NON-EMPLOYEE DIRECTOR COMPENSATION ARRANGEMENT

Effective as of March 2, 2021, our Board, upon the recommendation of our Compensation Committee, determined to compensate our non-employee directors as set forth below.

Annual Equity Grant. On the date of each annual meeting of stockholders, each non-employee director who is serving on our Board on the date of such annual meeting or who is elected by the stockholders at such annual meeting will automatically receive a grant of restricted stock units (“RSUs”) equal to $67,000 divided by the closing price of our common stock as reported by NYSE American on the date of such annual meeting. The amount of $67,000 was determined by the Board based on a survey of the value and type of equity grants to members of board of directors of similarly sized publicly traded companies. The RSUs will fully vest on the earlier of (i) the date of the following year’s annual meeting of stockholders (but only for a non-employee director who ceases to be a member of our Board at such annual meeting as a result of not standing for re-election or not being re-elected), (ii) the date that is one year following the date of grant, or (iii) immediately prior to the consummation of a change of control event. Each of the nominees for the Board contained in this Proxy Statement would be entitled to this equity grant if elected by the stockholders.

Initial Equity Grant. Each non-employee director appointed to our Board and not by a vote of the stockholders at an annual meeting is automatically granted an initial grant of RSUs equal to $67,000 divided by the closing price of our common stock as reported by NYSE American on the date of his or her appointment to our Board (with such amount pro-rated based on the number of days between the date of such director’s appointment and the date of our first annual meeting of stockholders following the date of grant (or to the extent that we have not determined the date of the next annual meeting of stockholders on or before the date of grant, June 15th of the year following the date of grant)). The amount of $67,000 was determined by the Board based on a survey of the value and type of equity grants to members of board of directors of similarly sized publicly trading companies. The RSU’s will fully vest on the date of our first annual meeting of stockholders following the date of grant or immediately prior to the consummation of a change of control event. If an individual is appointed as a non-employee director at an annual meeting of stockholders, he or she will be granted an annual equity grant, as described above, in lieu of the initial equity grant. None of the nominees for the Board contained in this Proxy Statement would be entitled to this initial equity grant.

Monthly Cash Payment. During 2024, each non-employee director will receive a monthly cash retainer of $3,000 for service on our Board and our Chairperson of our Board will receive an additional monthly cash retainer of $1,500. The cash retainers were determined by the Board based on a survey of cash retainers paid to members of board of directors of similarly sized publicly traded companies.

11

2023 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table shows amounts earned by each non-employee director in fiscal 2023:

Director	Fees Earned or Paid in Cash		Stock Awards		Warrant Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- qualified Deferred Compensation Earnings	All Other Compensation	Total

J. Patrick Galleher	$36,000		$67,002	(2)	-	-	-	-	$103,002
Marti Beller Lazear	$36,000		$67,002	(2)	-	-	-	-	$103,002
Michael Nowlan	$54,000	(1)	$67,002	(2)	-	-	-	-	$121,002
Graeme P. Rein	$36,000		$67,002	(2)	-	-	-	-	$103,002

_____________________

(1)	In addition to the $3,000 per month paid to all members of the Board, this amount includes an additional $1,500 per month for Mr. Nowlan’s service as the Chairperson of our Board.

(2)

The amounts shown in this column represent the grant date fair value of the awards determined in accordance with ASC 718. Restricted stock units are valued based on the closing price of Issuer Direct’s ordinary shares on the date of grant, which was $18.70. On June 7, 2023, each non-employee director was granted 3,583 restricted stock units with a vesting date of June 7, 2024.

Security Ownership of Beneficial Owners and Management

The following table sets forth certain information as of April 29, 2024, regarding the beneficial ownership of our common stock by (i) each person or entity who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each executive officer and named officer; (iii) each director; and (iv) all of our officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o Issuer Direct Corporation, One Glenwood Ave, Suite 1001, Raleigh NC 27603.

Name of Beneficial Owner	Number of Shares Owned (1)	Percentage Owned (1)

Brian R. Balbirnie(2)(3)	619,521	(4)	16.23%
Steven Knerr(2)	28,590	(5)	0.75%
Mark J. Lloyd(2)	8,500	(6)	0.22%
J. Patrick Galleher(3)	69,385	(7)	1.82%
Marti Beller Lazear(3)	8,624	(7)	0.23%
Michael Nowlan(3)	40,624	(8)	1.06%
Graeme P. Rein(3)	261,369	(9)	6.84%
All officers, directors, and management as a group (7 persons)	1,036,613	(10)	26.85%

Other Beneficial Owners
Topline Capital Management	556,051		14.57%
Forager Capital Management, LLC	465,749		12.20%
LionGuard Capital Management Inc.	272,578		7.14%

____________________

(1)

In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of the common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after April 29, 2024, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the common stock held by them. Applicable percentage ownership is based on 3,817,379 shares of the common stock outstanding as of April 29, 2024. The inclusion in the table above of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

12

(2)	Officer.

(3)	Director.

(4)	Excludes 20,000 restricted stock units, none of which vest within 60 days of April 29, 2024.

(5)

Includes options to purchase 5,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 29, 2024.  Excludes 5,500 restricted stock units, none of which vest within 60 days of April 29, 2024.

(6)

Includes options to purchase 7,500 shares of common stock that are currently exercisable or exercisable within 60 days of April 29, 2024.  Excludes 20,000 restricted stock units and options to purchase 30,000 shares of common stock, none of which vest within 60 days of April 29, 2024.

(7)	Includes 3,583 restricted stock units which vest on June 7, 2024.

(8)	Includes 3,583 restricted stock units which vest on June 7, 2024 and options to purchase 16,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 29, 2024.

(9)

Includes (i) 202,745 shares of common stock held by Yorkmont Capital Partners, LP; (ii) 55,041 shares of common stock held by Mr. Rein individually; and (iii) 3,583 restricted stock units which vest on June 7, 2024 which Mr. Rein will hold individually. Mr. Rein is the Managing Member of Yorkmont Capital Management, LLC, which is the general partner of Yorkmont Capital Partners, LP. Mr. Rein and Yorkmont Capital Management, LLC are indirect beneficial owners of the reported securities.

(10)	Includes 14,332 restricted stock units which vest on June 7, 2024 and options to purchase 28,500 shares of common stock that are currently exercisable or exercisable within 60 days of April 29, 2024.

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

We formed a Compensation Committee on October 23, 2013. Prior to that date, all compensation decisions for our named executive officers were made by our Board.

The Compensation Committee of our Board will review at least annually and determine (or recommend to the Board as the case may be) the executive compensation for Mr. Balbirnie and any other named executive officers, including approving any grants of stock options or other equity incentive awards in accordance with the philosophy and components described in this Proxy Statement. To date, neither the Board nor the Compensation Committee has retained the services of a compensation consultant. The Compensation Committee does not intend to retain such services for 2024 but may decide to do so in the future.

13

SUMMARY COMPENSATION TABLE

The following table shows amounts earned by each officer in the years ended December 31, 2023 and 2022:

Name and	Year	Salary	Bonus		Stock Awards		Option Awards		Non-equity incentive plan compensation	Change in Pension Value and Nonqualified deferred compensation earnings	All Other Compensation	Total
Principal Position		($)	($)		($)		($)		($)	($)	($)	($)

Brian R. Balbirnie	2023	285,000		—	564,800	(1)	—		—	—	—	849,800
(Chief Executive Officer)	2022	210,000	5,250	(2)	—		—		—	—	—	215,250

Timothy Pitoniak	2023	244,400		—	141,200	(3)	—		—	—	—	385,600
(Chief Financial Officer) (7)	2022	225,962	5,875	(4)	520,000	(5)	356,028	(6)	—	—	—	1,107,865

Mark Lloyd	2023	201,200	18,813		539,600	(8)	416,619	(9)	—	—	—	1,176,232
(Chief Technology Officer)

(1) Represents a restricted stock unit granted February 1, 2023 of 20,000 shares of our common stock, two-thirds of which vest on January 1, 2025 and one-third of which vest on January 1, 2026.

(2) Represents a bonus earned by Mr. Balbirnie during the year ended December 31, 2022 which was paid on January 7, 2023.

(3) Represents a restricted stock unit granted February 1, 2023 of 5,000 shares of our common stock, one-third of which vested on January 1, 2024 and the remainder were forfeited upon Mr. Pitoniak’s resignation.

(4) Represents a bonus earned by Mr. Pitoniak during the year ended December 31, 2022 which was paid on January 7, 2023.

(5) Represents a restricted stock unit granted January 2, 2022 of 20,000 shares of our common stock, all of which vest on January 24, 2025.

(6) Represents a stock option granted January 24, 2022 for the purchase of 30,000 shares of our common stock, with 7,500 shares vesting on January 24, 2023, January 24, 2024, January 24, 2025 and January 24, 2026 at an exercise price of $26.00 and termination date of January 24, 2032.

(7) Mr. Pitoniak resigned as the Company’s Chief Financial Officer effective March 8, 2024.  Steven Knerr, who was our Vice President of Finance and Controller, was appointed to serve as the interim Chief Financial Officer to replace Mr. Pitoniak.

(8) Represents a restricted stock unit granted January 3, 2023 of 20,000 shares of our common stock, all of which vest on January 3, 2026.

(9) Represents a stock option granted January 3, 2023 for the purchase of 30,000 shares of our common stock, with 7,500 shares vesting on January 3, 2024, January 3, 2025, January 3, 2026 and January 3, 2027 at an exercise price of $26.98 and termination date of January 3, 2033.

We currently have an executive employment agreement with Mr. Balbirnie, which is summarized below.

BRIAN R. BALBIRNIE EMPLOYMENT AGREEMENT

On April 30, 2014, the Company entered into an Executive Employment Agreement (the “Balbirnie Agreement”) with Brian R. Balbirnie to serve as the Company’s President and Chief Executive Officer. Mr. Balbirnie had served as the Company’s most senior executive officer since 2006 without a formal employment agreement. The Balbirnie Agreement will continue until terminated pursuant to its terms as described below.

On May 1, 2017, the Company and Mr. Balbirnie agreed to amend the Balbirnie Agreement as follows: (i) to increase Mr. Balbirnie’s annual base salary from $185,000 to $200,000 and (ii) to decrease Mr. Balbirnie’s eligibility to receive an annual cash bonus from 45% to 40% of his annual base salary upon the achievement of reasonable target objectives and performance goals. However, for fiscal years 2022 and 2023, our Board has decided to increase Mr. Balbirnie’s target bonus potential to the previous 50% level subject to the specific bonus percentages further described below in the 2023 and 2024 Bonus Plan sections for Mr. Balbirnie. Additionally, on March 19, 2021, our Compensation Committee agreed to increase Mr. Balbirnie’s annual salary from $200,000 to $210,000 effective as of March 1, 2021 in recognition of the Company’s 2020 financial performance and, on February 1, 2023, increased Mr. Balbirnie’s annual salary from $210,000 to $285,000 to align it with current market salaries for chief executive officers of similarly sized companies. Also, for the year ended December 31, 2022, Mr. Balbirnie earned a cash bonus of $5,250, which was paid on January 7, 2023. The revised base salary will be reviewed annually by the Compensation Committee for increase as part of its annual compensation review. The cash bonus goals will continue to be determined by the Board in consultation with Mr. Balbirnie on or before the end of the first quarter of the fiscal year to which the bonus relates. In addition, Mr. Balbirnie is eligible to receive such additional bonus or incentive compensation as the Board may establish from time to time in its sole discretion.

14

Pursuant to the Balbirnie Agreement, if Mr. Balbirnie’s employment is terminated upon his disability, by Mr. Balbirnie for good reason (as such term is defined in Balbirnie Agreement), or by us without cause (as such term is defined in Balbirnie Agreement), Mr. Balbirnie will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary, accrued personal time and business expenses): (i) to the then base salary for a period of twelve months (in accordance with the Company’s general payroll policy) commencing on the first payroll period following the fifteenth day after termination of employment and (ii) substantially similar coverage under the Company’s then-current medical, health and vision insurance coverage for a period of twelve months. Additionally, if Mr. Balbirnie’s employment is terminated for disability, the vesting of any option grants will continue to vest pursuant to the schedule and terms previously established during the twelve-month severance period. Subsequent to the twelve-month severance period the vesting of any option grants will immediately cease. If Mr. Balbirnie’s employment is terminated without cause, vesting of any equity grants will immediately cease upon termination except as described below relating to a Corporate Transaction.

If the Company terminates Mr. Balbirnie’s employment for cause or employment terminates as a result of Mr. Balbirnie’s resignation or death, Mr. Balbirnie will only be entitled to unpaid amounts owed to him and the vesting of any option grants will immediately cease.

Mr. Balbirnie has no specific right to terminate the employment agreement or right to any severance payments or other benefits solely as a result of a Corporate Transaction (as defined in the Company’s 2014 Equity Incentive Plan). However, if within twelve months following a corporate transaction, Mr. Balbirnie terminates his employment for good reason or the Company terminates his employment without cause, the severance period discussed above will be increased from twelve to eighteen months and any then unvested equity grants held by Mr. Balbirnie will immediately vest and become exercisable for a period equal to the earlier of (i) six months from termination or (ii) the expiration of such option grant pursuant to its original terms.

The Balbirnie Agreement also contains certain non-competition, no solicitation, confidentiality, and assignment of inventions requirements for Mr. Balbirnie.

PHILOSOPHY OF COMPENSATION

The goals of our compensation policy are to ensure that executive compensation rewards management for helping us achieve our financial goals (increased sales, profitability, etc.), meet our product development milestones and align management’s overall goals and objectives with those of our stockholders. To achieve these goals, our Compensation Committee and Board aim to achieve the following:

►	provide competitive compensation packages that enable us to attract and retain superior management personnel;

►	relate compensation to the Company’s overall performance, the individual officer’s performance and our assessment of the officer’s future potential;

►	reward our officers fairly for their role in our achievements; and

►	align executive’s objectives with the objectives of stockholders, including through the grant of equity awards.

We have determined that in order to best meet these objectives, our executive compensation program should balance fixed and bonus compensation, as well as cash and equity compensation, as discussed below. Historically, there has been no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation for our executive officers.

COMPONENTS OF COMPENSATION

The four principal components of our compensation program for our named executive officers are base salary, personal benefits (such as health and dental insurance), cash bonuses and or equity based grants. As noted below, cash bonuses and equity grants are not necessarily earned or granted every year.

15

Base Salary. The primary component of compensation for our named executive officers is base salary. Base salary levels for our named executive officers have historically been determined based upon an evaluation of a number of factors, including the individual officer’s level of responsibility and our overall performance. The Compensation Committee intends to review each named executive officer’s base salary on an annual basis and adjust such salaries as deemed appropriate.

Cash Bonus. For the year ended December 31, 2023, neither Messrs. Balbirnie nor Pitoniak earned cash bonuses based on the performance plan parameters described below in the 2023 Bonus Plan sections for Messrs. Balbirnie and Pitoniak.

We intend to consider the amount of cash bonus that each of our named executive officers should be entitled to receive in connection with our annual compensation review, taking into account each executive’s total compensation package, and any more formal data we obtain regarding the compensation levels of similarly situated executives. We will also consider in connection with such review whether to designate certain financial or operational metrics or other objective or subjective criteria in determining the final amounts of such awards.

Equity Based Grants. An additional principal component of our compensation policy for named executive officers consists of grants of stock options and other equity awards. Prior to 2015, all equity incentive awards were made either (i) in accordance with negotiated terms at levels deemed necessary to attract or retain the executive at the time of such negotiations and determined taking into account the recipient’s overall compensation package and the goal of aligning such executive’s interest with that of our stockholders, or (ii) at the discretion of the Board without reference to any formal targets or objectives, when deemed appropriate in connection with extraordinary efforts or results or necessary in order to retain the executive in light of the executive’s overall compensation package.

Neither the Compensation Committee nor the Board has approved any additional equity based grants for our named executive officers during the fiscal year 2024.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Compensation of Chief Executive Officer. During the twelve months ended December 31, 2023, Mr. Balbirnie’s total cash compensation earned was $285,000. Mr. Balbirnie’s total cash compensation earned was comprised of salary payments from January 1, 2023 through December 31, 2023.

2023 Bonus Plan. Our Compensation Committee implemented a 2023 cash bonus plan for Mr. Balbirnie based on the following criteria:

►	Cash bonus target was 50% of annualized base salary of $285,000.

►	Cash bonus plan was based upon the achievement of target financial numbers during the fiscal year 2023.

►

Bonus targets for solely the target financial numbers would have been scaled as follows: (i) below 90% of target results in no bonus paid; (ii) 90% of target results in 50% of bonuses paid; (iii) 100% of target results in 100% of bonuses paid; (iv) 120% and greater of target results in 120% of bonuses paid. The payout is a maximum of 120% of target bonus.

Based on these criteria and as noted above, Mr. Balbirnie did not receive a cash bonus for 2023.

2024 Bonus Plan. Our Compensation Committee implemented a 2024 cash bonus plan for Mr. Balbirnie based on the following criteria:

►	Cash bonus target is 50% of annualized base salary of $285,000.

►	Cash bonus plan is based entirely upon the achievement of target financial numbers during the fiscal year 2024.

16

►

Bonus targets for solely the target financial numbers were scaled as follows: (i) below 90% of target results in no bonus paid; (ii) 90% of target results in 50% of bonuses paid; (iii) 100% of target results in 100% of bonuses paid; (iv) 120% and greater of target results in 120% of bonuses paid. The payout is a maximum of 120% of target bonus.

Compensation of Chief Financial Officer. For the twelve months ended December 31, 2023, Mr. Pitoniak’s total cash compensation earned was $244,400. Pitoniak’s total cash compensation earned was comprised of salary payments from January 1, 2023 through December 31, 2023.

As noted above, Mr. Pitoniak resigned as our Chief Financial Officer effective March 8, 2024.

2023 Bonus Plan. Our Compensation Committee implemented a 2023 cash bonus plan for Mr. Pitoniak based on the following criteria:

►	Cash bonus target was 50% of annualized base salary of $244,400.

►	Cash bonus plan was based the achievement of target financial numbers during the fiscal year 2023.

►

Bonus targets for solely the target financial numbers would be scaled as follows: (i) below 90% of target results in no bonus paid; (ii) 90% of target results in 50% of bonuses paid; (iii) 100% of target results in 100% of bonuses paid; (iv) 120% and greater of target results in 120% of bonuses paid. The payout is a maximum of 120% of target bonus.

Based on these criteria and as noted above, Mr. Pitoniak did not receive a cash bonus for 2023.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2023.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units That Have Not Vested ($)

Brian R. Balbirnie	—	—	—	—	20,000	362,600
Timothy Pitoniak	7,500	22,500	26.00	1/24/2032	25,000	453,250
Mark J. Lloyd	—	30,000	26.98	1/3/2033	20,000	362,600

17

Issuer Direct Corporation 2023 Equity Incentive Plan

On May 23, 2014, the stockholders of the Company approved the 2014 Equity Incentive Plan, as amended (the “2014 Plan”). Under the terms of the 2014 Plan, the Company is authorized to issue incentive awards for common stock up to 200,000 shares to employees and other personnel. On June 10, 2016 and June 17, 2020, the stockholders of the Company approved an additional 200,000 and 200,000 awards, respectively, to be issued under the 2014 Plan, bringing the total number of shares to be awarded to 600,000. The awards may be in the form of incentive stock options, nonqualified stock options, restricted stock, restricted stock units and performance awards. The 2014 Plan is effective through March 31, 2024. As of December 31, 2023, there were 51,743 shares which remained to be granted under the 2014 Plan. These shares were assumed by the 2023 Plan described below.

On June 7, 2023, the stockholders of the Company approved the 2023 Equity Incentive Plan (the “2023 Plan”).  Under the terms of the 2023 Plan, the Company is authorized to issue incentive awards for common stock up to 300,000 shares to employees and other personnel. The awards may be in the form of incentive stock options, nonqualified stock options, restricted stock, restricted stock units and performance awards. The 2023 Plan is effective through April 1, 2033. As of December 31, 2023, there are 337,411 shares which remain to be granted under the 2023 Plan, including 51,743 shares assumed under the 2014 Plan described above.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2023, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of Outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plan approved by security holders	106,750	$22.32	337,411
Equity compensation plan not approved by security holders	-	$-	-
Total	106,750	$22.32	337,411

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and net income. For further information about how we align executive compensation with the Company’s performance, see “Compensation of Executive Officers” above. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our named executive officers (“NEOs”), including with respect to equity based compensation.

18

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEO’s (3)	Average Compensation Actually Paid to Non-PEO NEO’s (4)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return (5)	Net Income
2023	$849,800	$647,600	$780,916	$506,232	$159.74	$766,000
2022	$215,250	$215,250	$1,107,865	$862,261	$220.62	$1,934,000
2021	$298,927	$298,927	$226,241	$226,241	$259.48	$3,291,000

(1)

The dollar amounts reported for Brian R. Balbirnie, our Chief Executive Officer (“PEO”), under “Summary Compensation Table Total for PEO” are the amounts of total compensation reported for Mr. Balbirnie in the “Total” column of the Summary Compensation Table (“SCT”) for each applicable year.

(2)

The dollar amounts reported for Mr. Balbirnie under “Compensation Actually Paid” represent the amount of “compensation actually paid” to Mr. Balbirnie, as computed in accordance with Item 402(v) of Regulation S-K in each applicable year. For the year ended December 31, 2023, this amount represents the amount in Column (1) less the amount set forth for that year in the SCT’s “Stock Awards”, plus the fair value of such awards as of December 31, 2023, all of which remain unvested. No adjustments were made to the PEO’s total compensation as PEO had no outstanding equity grants (unvested or vested) as of each the years ended December 31, 2022 or 2021.

(3)

The dollar amounts reported under “Average Summary Compensation Total for non-PEO Named Executive Officers” represent the average of the amounts reported for our NEOs (excluding any individual serving as our CEO for such year) in the “Total” column of the Summary Compensation Table in each applicable year.

(4)

The dollar amounts reported under “Average Compensation Actually Paid for non-PEO Named Executive Officers” represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the CEO), as computed in accordance with Item 402(v) of Regulation S-K in each applicable year. Adjustments made to the NEO’s total compensation for each year to determine the compensation actually paid include deducting the amounts that were set forth for that year in the SCT’s “Stock Awards” and “Option Awards”, adding the fair value of any stock or option awards which vested during the applicable year and adding or subtracting the change in fair value of any unvested stock or option awards which were granted in previous years.

(5)

Total stockholder return (“TSR”) is calculated assuming a fixed investment of $100, including the reinvestment of dividends (as applicable) measured from the market close on December 31, 2018 through and including the end of the fiscal year for each year reported on the table.

RISK CONSIDERATIONS IN OUR COMPENSATION PROGRAMS

Our Compensation Committee believes that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on us and do not encourage risk taking that is reasonably likely to have a material adverse effect on us. Our Compensation Committee believes that the structure of our executive compensation program mitigates risks by avoiding any named executive officer placing undue emphasis on any particular performance metric at the expense of other aspects of our business.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the members of management of the Company and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Marti Beller Lazear (Chairperson)

J. Patrick Galleher

19

Proposal 2– Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say-on-pay” proposal, is required under Section 14A of the Securities Exchange Act of 1934, as amended (which was put in place by the Dodd-Frank Act) and gives our stockholders the opportunity to express their views on the Company’s executive compensation. Because this vote is an advisory vote, this proposal is not binding upon the Company, our board of directors or the compensation committee; however, the compensation committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address these concerns.

As described in detail under the heading “Compensation Philosophy and Practices,” the goals of our compensation program are to ensure that executive compensation rewards management for helping us achieve our corporate goals (increased sales, profitability, etc.) and align management’s overall goals and objectives with those of our stockholders. To achieve these goals, our board of directors and, going forward, our compensation committee, aims to:

●	provide a competitive compensation package that enables us to attract and retain qualified management personnel;

●	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value and facilitate executive retention;

●	reward our officers fairly for their role in our achievements; and

●	align executives’ interests with those of stockholders through long-term incentives linked to specific performance.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Philosophy and Practices, the accompanying compensation tables, and the related narrative disclosure in the Company’s proxy statement for the 2023 annual meeting.”

As further described in “Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation,” the board of directors is asking the Company’s stockholders to vote at the Annual Meeting on a proposal regarding the frequency of the vote on future Say-on-Pay proposals as required by Section 14A. Subject to adoption by the board of directors of a different frequency for an advisory vote on executive compensation in accordance with the recommendation of the Company’s stockholders pursuant to “Proposal No. 3 - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation” or otherwise, we currently expect to hold future advisory votes on executive compensation every three years, and the next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2027.

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to approve the advisory vote on executive compensation. This is a non-binding advisory vote.

The Board recommends a vote FOR the advisory vote on executive compensation disclosed in the Compensation Philosophy and Practices, the accompanying compensation tables, and the related narrative disclosure.

20

Proposal 3– Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

The Dodd-Frank Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

The board of directors believes that a frequency of “every three years” for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote. In determining to recommend that stockholders vote for a frequency of once every three years, the board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation. Stockholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the board of directors. Please refer to “Corporate Governance—Communications with the Board of Directors” in this Proxy Statement for information about communicating with the board.

Although this advisory vote on the frequency of the “say on pay” vote is non-binding, the board of directors and the compensation committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Vote Required

For the advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers, the number of years (1, 2 or 3) that receives the highest number of votes will be deemed to be preferred by our stockholders. This is a non-binding advisory vote.

The Board recommends a vote FOR the option of “every three years” for future advisory votes on executive compensation.

21

Proposal 4–Ratification of Auditors

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed the firm of Cherry Bekaert LLP, independent registered public accounting firm, to audit and report on our financial statements for the year ending December 31, 2024. We have engaged Cherry Bekaert LLP as our independent registered public accounting firm since June 2010. We expect that a representative of Cherry Bekaert LLP will be present at the Annual Meeting of Stockholders to answer questions of stockholders and will have the opportunity, if desired, to make a statement.

For the years ended December 31, 2023 and 2022, Cherry Bekaert LLP, billed us the fees set forth below, including expenses, in connection with services rendered by that firm to us.

	Year Ended December 31,
	2023		2022

Audit fees		$287,302	$180,000
Audit related fees		---	---
Tax fees		---	---
All other fees	$	---	121,500
Total fees		$287,302	$301,500

Audit Fees. Audit fees include fees billed for the annual audit of the Company’s financial statements and quarterly reviews for the fiscal years ended December 31, 2023 and 2022, and for services normally provided by Cherry Bekaert LLP in connection with routine statutory and regulatory filings or engagements.

Audit-Related Fees. Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the annual audit or reviews of the Company’s financial statements and are not reported under “Audit Fees.” During our fiscal years ended December 31, 2023 and 2022, there were not such fees billed by Cherry Bekaert LLP.

Tax Fees. Tax fees include fees for professional services for tax compliance, tax advice and tax planning for the tax years ended December 31, 2023 and 2022. During our fiscal years ended December 31, 2023 and 2022, no such fees were billed by Cherry Bekaert LLP.

All Other Fees. All other fees include fees for products and services other than those described above. During our fiscal year ended December 31, 2023, no such fees were billed by Cherry Bekaert LLP.  During our fiscal year ended December 31, 2022, Cherry Bekaert LLP billed the Company $110,000 related to the audit of the financial statements of iNewsWire.com LLC, which we acquired on November 1, 2022, and $11,500 related to review of the interim financial statements and footnotes filed with the SEC relating to the acquisition.

The Audit Committee of the Board has considered whether the provision of services described above under "Audit-related fees" and "Other fees" is compatible with maintaining the independence of Cherry Bekaert LLP and has concluded that it is compatible.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered accounting firm retained to audit our financial statements. The Audit Committee has appointed Cherry Bekaert LLP as our independent external auditor for the year ending December 31, 2024. Cherry Bekaert LLP has served as our independent registered accounting firm continuously since June 2010. The Audit Committee is responsible for the audit fee negotiations associated with the retention of Cherry Bekaert LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Cherry Bekaert LLP to serve as our independent external auditor is in the best interests of the Company and its stockholders.

22

Stockholder ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm is not required but is being presented as a matter of good corporate practice. Notwithstanding stockholder ratification of the appointment of the independent registered public accounting firm, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm if the Audit Committee believes that such a change would be in our best interests and the best interests of our stockholders. The Audit Committee has not determined what action it would take if the stockholders do not ratify the appointment, but may reconsider the appointment.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee's policy is that all audit and non-audit services provided by its independent registered public accounting firm shall either be approved before the independent registered public accounting firm is engaged for the particular services or shall be rendered pursuant to pre-approval procedures established by the Audit Committee. These services may include audit services and permissible audit-related services, tax services and other services. Pre-approval spending limits for audit services are established on an annual basis, detailed as to the particular service or category of services to be performed and implemented by our financial officers. Any audit or non-audit service fees that may be incurred by us during a quarter that fall outside the limits pre-approved by the Audit Committee for a particular service or category of services must be reviewed and approved by the Chairperson of the Audit Committee prior to the performance of services. On an annual basis, the Audit Committee reviews and itemizes all fees paid to its independent registered public accounting firm in the prior quarter (including fees approved by the Chairperson of the Audit Committee between regularly scheduled meetings and fees approved by our financial officers pursuant to the pre-approval policies described above) and further reviews and itemizes all fees expected to be paid in the upcoming quarter. The Audit Committee may revise its pre-approval spending limits and policies at any time. None of the fees paid to the independent registered public accounting firm were approved by the Audit Committee after the services were rendered pursuant to the "de minimis" exception established by the SEC for the provision of non-audit services.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting will ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm (although stockholder ratification is not required we consider good corporate practice)..

The Board of Directors recommends a vote "FOR" the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm.

23

REPORT OF THE AUDIT COMMITTEE

On October 23, 2013, the Company established an Audit Committee of the Board. The Audit Committee currently consists of two members, Messrs. Nowlan and Rein. All the members are independent directors under the NYSE and SEC Audit Committee structure and membership requirements. The Audit Committee has certain duties and powers as described in its written charter, a copy of which can be found on the company’s website at http://cdn.irdirect.net/IR/432/1220/Audit-Committee-Charter-Final-Exhibit-A%20(1).pdf.

The Audit Committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the fiscal year ended December 31, 2023, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Cherry Bekaert LLP (“Cherry Bekaert”). The Audit Committee has also discussed with Cherry Bekaert the matters required to be discussed by the statement on Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board. The Audit Committee has also received the written disclosures and the letter from Cherry Bekaert required by applicable requirements of the Public Company Accounting Oversight Board regarding Cherry Bekaert’s communications with the Audit Committee concerning independence, and has discussed with Cherry Bekaert that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 that were filed with the SEC.

The Audit Committee

Graeme P. Rein (Chairperson)

Michael Nowlan

24

Certain Relationships and Related Party Transactions and Director Independence

RELATED PARTY TRANSACTIONS

None.

DIRECTOR INDEPENDENCE

As of April 29, 2024, we had four independent directors on our Board: J. Patrick Galleher, Marti Beller Lazear, Michael Nowlan and Graeme P. Rein. We evaluate independence by the standards for director independence established by applicable laws, rules, and listing standards including, without limitation, the standards for independent directors established by NYSE American and the SEC.

Subject to some exceptions, these standards generally provide that a director will not be independent if (a) the director is, or in the past three years has been, an employee of ours; (b) a member of the director’s immediate family is, or in the past three years has been, an executive officer of ours; (c) the director or a member of the director’s immediate family has received more than $120,000 per year in direct compensation from us other than for service as a director (or for a family member, as a non-executive employee); (d) the director or a member of the director’s immediate family is, or in the past three years has been, employed in a professional capacity by our independent public accountants, or has worked for such firm in any capacity on our audit; (e) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of our executive officers serves on the Compensation Committee; or (f) the director or a member of the director’s immediate family is an executive officer of a company that makes payments to, or receives payments from, us in an amount which, in any twelve-month period during the past three years, exceeds the greater of $1,000,000 or two percent of that other company’s consolidated gross revenues.

Other Matters

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

Section 16(a): Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of the Company’s common stock to file with the Securities and Exchange Commission reports showing ownership of and changes in ownership of the Company’s common stock and other equity securities. On the basis of information submitted by the Company’s directors and executive officers, the Company believes that its directors and executive officers timely filed all required Section 16(a) filings for fiscal year 2023.

Stockholder Proposals and Nominations for 2025 Annual Meeting

Pursuant to our bylaws, stockholders who wish to submit proposals to be considered or to nominate persons for election to the Board at the 2025 Annual Meeting must be a stockholder of record, both when they give us notice and at the 2025 Annual Meeting, must be entitled to vote at the 2025 Annual Meeting, and must comply with the notice provisions in our Amended and Restated Bylaws. A stockholder’s notice must be delivered to our Corporate Secretary at c/o Issuer Direct Corporation, One Glenwood Ave, Suite 1001, Raleigh NC 27603 not less than 75 nor more than 105 days prior to the one-year anniversary of the date on which the we first mailed its proxy materials for the preceding year’s annual meeting of stockholders, which will be April 29, 2024. For our 2025 Annual Meeting, the notice must be delivered between January  14, 2025 and February 13, 2025. However, if our 2025 Annual Meeting is not within 30 days of June 14, 2025, the notice must be delivered no later than the close of business on the 10th day following the earlier of the day on which the first public announcement of the date of the 2025 Annual Meeting or 120 days prior to such meeting. The public announcement of an adjournment or postponement of the 2025 Annual Meeting will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. The stockholder’s notice must be updated and supplemented as set forth in our bylaws.

25

Additional Information

A copy of our 2023 Annual Report on Form 10-K is available to each stockholder in connection with this Proxy Statement. The 2023 Annual Report on Form 10-K is not a part of the proxy solicitation materials.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s website at http://www.sec.gov.

www.issuerdirect.com

26

ISSUER DIRECT CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 14, 2024 AT 9:00 AM EDT
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Issuer Direct Corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint James Michael proxy, with power of substitution, for and in the name of the undersigned to attend the 2024 annual meeting of stockholders of the Company to be held at https://agm.issuerdirect.com/isdr, on Friday, June 14, 2024 beginning at 9:00 AM, local time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/ISDR
PHONE:	1-866-752-VOTE(8683)

PROXY STATEMENT | 27

ANNUAL MEETING OF THE STOCKHOLDERS OF ISSUER DIRECT CORPORATION				PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1			→	FOR	AGAINST
To elect the five (5) directors nominated by our Board of Directors as set forth in the Proxy Statement:
	Michael Nowlan	Executive Consultant to private companies; retired Chief Executive Officer of Primus Telecommunications Canada Inc. and Marketwire, Inc.		☐	☐		CONTROL ID:
	Marti Beller Lazear	President, Kobie Marketing, Inc.		☐	☐		REQUEST ID:
	Graeme P. Rein	Managing Member and Chief Investment Officer of Yorkmont Capital Management, LLC.		☐	☐
	Brian R. Balbirnie	Founder and Chief Executive Officer of Issuer Direct Corporation		☐	☐
Proposal 2			→	FOR	AGAINST	ABSTAIN
	An advisory vote on the compensation of our named executive officers as disclosed in the proxy statement accompanying this notice.			☐	☐	☐
Proposal 3			→	EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
	An advisory vote on the compensation of our named executive officers as disclosed in the proxy statement accompanying this notice.			☐	☐	☐	☐
Proposal 4			→	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2024.			☐	☐	☐

To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS VOTE ‘FOR’ THE DIRECTOR NOMINEES IN PROPOSAL 1, VOTE ‘EVERY THREE YEARS’ FOR PROPOSAL 2 AND ‘FOR’ PROPOSAL 3.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

PROXY STATEMENT | 28